SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Definitive Material Pursuant to §240.14a-12

PHOTONIC PRODUCTS GROUP, INC.

(Name of Registrant as Specified In Its Certificate of Incorporation)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue
Northvale, New Jersey 07647
Notice of Special Meeting of Shareholders
To be held on January 18, 2012

To The Shareholders of Photonic Products Group, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of PHOTONIC PRODUCTS GROUP, INC. (the "Company") will be held at the offices of the Company, 181 Legrand Avenue, New Jersey, NJ 07647, on January 18, 2012 (the “Special Meeting”), for the following purpose:

1.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the Company’s name from “Photonic Products Group, Inc.” to “Inrad Optics, Inc.”

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement for Special Meeting of Shareholders accompanying this Notice of Special Meeting of Shareholders.  Only shareholders of the Company of record at the close of business on December 2, 2011are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

We urge you to vote your shares over the Internet or through the mail at your earliest convenience.

By Order of the Board of Directors

/s/ William J. Foote
William J. Foote, Secretary

Northvale, New Jersey
December 21, 2011

PHOTONIC PRODUCTS GROUP, INC.
181 Legrand Avenue
Northvale, NJ 07647

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

Wednesday, January 18, 2012

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of PHOTONIC PRODUCTS GROUP, INC., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the "Company"), to be used at the Special Meeting of Shareholders of the Company to be held at the offices of the Company on Wednesday, January 18, 2012 at 10:00 a.m.  This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about December 21, 2011.

1.           Shareholders Entitled to Vote

Only shareholders of record at the close of business on December 2, 2011, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Special Meeting.  At the close of business on the record date, there were 11,708,964 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding and entitled to vote at the meeting.  Each share is entitled to one vote. The presence in person or by proxy of owners of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of business at the Special Meeting.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Special Meeting, only those cast "for" are included.  Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Special Meeting.   Owners of Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Special Meeting.

2.           Votes Required to Approve Each Proposal
The proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) will require an affirmative vote for the proposal by a majority of the votes cast at the Special Meeting by the holders of shares of Common Stock entitled to vote.

3.           Board of Directors’ Recommendations

The Board of Directors recommends a vote “FOR” the proposal to amend the Certificate of Incorporation to change the name of the Company from “Photonic Products Group, Inc.” to “Inrad Optics, Inc.”

4.           Voting:  Revocation of Proxies

A form of proxy is enclosed for use at the Special Meeting if a shareholder is unable to attend in person.  Each proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company by filing a later dated proxy with the Secretary at any time prior to its exercise or by voting at the meeting.  The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot.  All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy.  If no specification is given, the shares will be voted in favor of the amendment to the Company's corporate name as described in this Proxy Statement.

5.           IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF PHOTONIC PRODUCTS GROUP, INC. TO BE HELD ON JANUARY 18, 2012.  THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY CARD, ARE AVAILABLE AT www.proxyvote.com.  Under new rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

6.           Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company.  In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing.  If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

PRINCIPAL SHAREHOLDERS

The following table presents certain information available to the Company at the date hereof with respect to the security ownership of the Company’s Common Stock by  (i) each of the Company’s directors and their nominees, (ii) named executive officers of the Company, (iii) all executive officers and directors as group, and (iv) the security ownership of each person known by the Company to beneficially own more than five percent (5%) of the Company's common stock outstanding as of December 2, 2011.  Percentages that include ownership of options or convertible securities are calculated assuming exercise or conversion by each individual or entity of the options (including “out-of-the-money options”), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity.  The address of each principal shareholder, unless otherwise indicated, is Photonic Products Group Inc., 181 Legrand Avenue, Northvale, NJ 07647.

Beneficial Ownership of Common Stock (1)

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner	Beneficial Ownership		Common Stock
Luke P. LaValle, Jr.	19,445	(2)	*
Thomas H. Lenagh	101,111	(3)	*
Dennis G. Romano	3,334	(4)	*
N.E. Rick Strandlund	3,334	(5)	*
Jan M. Winston	59,045	(6)	*
William D. Brucker	27,827	(7)	*
Thomas A. Caughey	71,241	(8)	*
Miroslav Dosoudil	46,996	(9)	*
John M. Duich	18,899	(10)	*
Amy Eskilson	—		—
William J. Foote	24,338	(11)	*
Joseph J. Rutherford	50,997	(12)	*

All Directors and Executive	426,567	(13)	3.5%
Officers as a group (12 persons)

Clarex Ltd. & Welland Ltd.	8,885,664	(14)	53.9%
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

NSB Advisors LLC	5,694,308	(15)	48.6%
200Westage Business Center Drive
Suite 228
Fishkill, NY 12524

Utility Service Holding Co, Inc. (USHC)	977,231	(16)	8.4%
P.O. Box 120
Warthen, GA 31904

* Less than 1%

(1)
Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the shares beneficially owned, subject to the information contained in the footnotes to the table.

(2)	Including 16,945 shares issuable upon exercise of options exercisable within 60 days of December 2, 2011.

(3)	Including 98,611 shares issuable upon exercise of options exercisable within 60 days of December 2, 2011.

(4)	Including 3,334 shares issuable upon exercise of options exercisable within 60 days December 2, 2011.

(5)	Including 3,334 shares issuable upon exercise of options exercisable within 60 days of December 2, 2011.

(6)	Including 49,945 shares issuable upon exercise of options exercisable within 60 days of December 2, 2011.

(7)	Including 26,941 shares issuable upon exercise of options exercisable within 60 days of December 2, 2011.

(8)	Including 69,366 shares issuable upon exercise of options exercisable within 60 days of December 2, 2011.

(9)	Including 44,602 shares issuable upon exercise of options exercisable within 60 days of December 2, 2011.

(10)	Including 18,899 shares issuable upon exercise of options exercisable within 60 days of December 2, 2011.

(11)	Including 22,176 shares issuable upon exercise of options exercisable within 60 days of December 2, 2011.

(12)	Including 46,707 shares issuable upon exercise of options exercisable within 60 days of December 2, 2011.

(13)	Including 400,860 shares issuable upon exercise of options exercisable within 60 days of December 2, 2011.

(14)
Including 2,500,000 shares and 1,875,000 warrants to purchase additional shares at $1.35 per share which are issuable upon conversion of convertible promissory notes.  Also includes 225,000 shares and 168,750 warrants to purchase additional shares at $1.35 per share which are issuable upon conversion of accrued interest on convertible promissory notes.

(15)	These figures are based upon information set forth in Schedule 13G filed January 10, 2011. NSB Advisors has sole investment power but no voting power with respect to these 5,694,308 shares.

(16)	These figures are based upon information set forth in Schedule 13G filed February 24, 2011. USHC has sole investment power and sole voting power with respect to these 977,231 shares.

OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Special Meeting.  If other matters properly come before the Special Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

PROPOSAL ONE

AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT NAME CHANGE

The Board of Directors has unanimously approved, and recommends that you approve, an amendment to the Company’s Certificate of Incorporation, set forth in Exhibit A hereto, to change the name of the Company from “Photonic Products Group, Inc.” to “Inrad Optics, Inc.”  The Board of Directors has determined that it would be in the best interests of the Company and its shareholders to approve this name change, including the corresponding amendment to the Company’s Certificate of Incorporation.

The Company has undertaken a significant review of its brand position within the marketplace, and concluded that the “Photonics Products Group, Inc. “ brand name, due to its composition of common words within our industry, has not achieved  the anticipated level of brand equity since its inception  in 2003.  In order to solve this significant business issue, the Company has developed and is implementing a strategic marketing plan around the brand name Inrad Optics TM.  Changing the Company’s name to “Inrad Optics, Inc.” will leverage the positive historical and current brand equity of the Inrad name, and more clearly communicate the Company’s principal business activities to both our marketplace and the investment community.

This amendment to the Certificate of Incorporation shall only have the substantive effect of changing the name of the Company in all places where such name appears in the Certificate of Incorporation.  No change will be made to the other provisions of the Company’s Certificate of Incorporation on the basis of this proposal.

The Board of Directors recommends a vote FOR the adoption of an amendment to the Certificate of Incorporation to change the name of the Company to “Inrad Optics, Inc.”

NOTICE REGARDING FILING OF SHAREHOLDERS PROPOSALS

Any proposal intended to be presented by a shareholder at the 2012 Annual Meeting of Shareholders must be received by the Company at the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647 no later than the close of business on December 31, 2011 to be considered for inclusion in the Proxy Statement for the 2012 Annual Meeting and by March 15, 2012 in order for the proposal to be considered timely for consideration at next years’ Annual Meeting (but not included in the Proxy Statement for such meeting).

 The Special Meeting of Shareholders is called for the purposes set forth in the Notice.  The Board does not know of any matter for action by shareholders at such meeting other than the matters described in the Notice.  However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting.  It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

 You are cordially invited to attend the Special Meeting in person.  Your participation in discussion of the Company’s affairs will be welcome.

/S/ William J. Foote
William J. Foote, Secretary

Dated:    December 21, 2011

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

PHOTONIC PRODUCTS GROUP, INC.

Pursuant to N.J.S 14:9-4(3)

The undersigned corporation, having adopted an amendment (the “Amendment”) to its Restated Certificate of Incorporation, hereby certifies as follows:

1.	The name of the corporation is Photonic Products Group, Inc.

2.	Article I of the present Restated Certificate of Incorporation shall be deleted and inserted in lieu thereof shall be the following:

“ARTICLE I

The name of the corporation is Inrad Optics, Inc. (the “Corporation”).”

3.	The Amendment was adopted by the shareholders on [__________], 2012.

4.	There were [_____________] shares of common stock, par value $0.01 per share, of the Corporation entitled to vote on the Amendment.

5.	The number of shares voting for and against the Amendment was as follows:
For:              __________

Against:       __________

6.	This Certificate of Amendment shall be effective immediately upon filing.

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment to be executed on its behalf by its duly authorized officer as of this [___] day of [______], 2012.

By:
[Name of authorized officer], [title]

VOTE BY INTERNET - www.proxyvote.com
PHOTONICS PRODUCTS GROUP, INC. 181 LEGRAND AVENUE NORTHVALE, NJ 07647
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Photonics Products Group, Inc. in mailing proxy materials, you can consent to receiving all future  proxy statements,  proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when  prompted, indicate that you agree to receive or access shareholder communications electronically  in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Photonics Products Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURNTHIS PORTION ONLY
THIS PROXYCARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.
	For	Against	Abstain

1. To amend the Company’s Amended and Restated Certificate of Incorporation	0	0	0

NOTE: Transact such other business as may properly come before the meeting or any adjournment thereof

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND.

For address changes and/or comments, please check	0

this box and write changes on the back where indicated.

Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

SPECIAL MEETING OF SHAREHOLDERS OF

PHOTONIC PRODUCTS GROUP, INC.

JANUARY 18, 2012

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is/are available at www.proxy.com

Please detach along perforated line and mail in the envelope provided.

PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue
Northvale, NJ 07647

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Joseph J. Rutherford and Jan M. Winston, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, for and on behalf of the undersigned, all the shares of common stock of PHOTONIC PRODUCTS GROUP, Inc. held of record by the undersigned on December 2, 2011 at the Special Meeting of Shareholders of the Company to be held at the offices of the Company, 181 Legrand Avenue, Northvale, NJ, 07647 on January 18, 2012 at 10:00 a.m. Eastern Daylight Time or any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Special Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned confers discretionary authority upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as directed on the reverse side.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)